PACE Select

Summary Prospectus Supplement

PACE® Select Advisors Trust

PACE® Alternative Strategies Investments

Supplement to the summary prospectus relating to Class A, Class C and Class Y shares (the "Summary Prospectus"), dated November 28, 2014

May 22, 2015

Dear Investor,

The purpose of this supplement is to update certain information regarding the investment advisory arrangements for PACE Alternative Strategies Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust").

At the recommendation of UBS Global Asset Management (Americas), Inc. ("UBS Global AM"), the fund's manager, the Trust's Board of Trustees (the "Board") has appointed Sirios Capital Management, L.P. ("Sirios") to serve as a new, additional investment advisor to the fund. Sirios will assume investment advisory responsibility with respect to a portion of the fund's portfolio effective on or around May 20, 2015. In addition, at the recommendation of UBS Global AM, the Trust's Board has terminated First Quadrant L.P. ("First Quadrant") effective as of the close of business on May 19, 2015, with respect to its global macro strategy with passive exposure to global equity markets (First Quadrant still manages a separate sleeve of the fund, under a separate sub-advisory contract). First Quadrant, with respect to its global tactical asset allocation strategy, Analytic Investors, LLC ("Analytic Investors"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments"), AQR Capital Management, LLC ("AQR") and UBS Global AM will continue to serve as the fund's other investment advisors.

Effective immediately the Summary Prospectus is hereby revised as follows:

The section captioned "Management process" beginning on page 2 of the Summary Prospectus is revised by replacing the third sentence of the first paragraph with the following:

In addition to UBS Global AM, Analytic Investors, LLC ("Analytic Investors"), First Quadrant L.P. ("First Quadrant"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments"), AQR Capital Management, LLC ("AQR") and Sirios Capital Management, L.P. ("Sirios") currently serve as the fund's other investment advisors.

The same section of the Summary Prospectus is revised by inserting the following as the second sentence to the third paragraph, and deleting the fourth paragraph in its entirety:

First Quadrant seeks positive absolute returns from its global macro strategy, and the returns of this strategy are not expected to be closely correlated with those of global equity markets.

The same section of the Summary Prospectus is revised by inserting the following before the last paragraph of the section:

Sirios utilizes a fundamental, bottom-up research approach and will manage its allocated portion in accordance with its liquid alternative long/short equity strategy. The liquid alternative long/short equity strategy generally utilizes long positions that Sirios believes are attractively-valued, growth-oriented companies of mid to large capitalization and short positions that include sector hedges, single name and index put options, and a selection of single name large-capitalization companies that Sirios believes have deteriorating fundamentals or appear overvalued.

The section captioned "Risk/return bar chart and table" on page 6 of the Summary Prospectus is revised by inserting the following before the final two sentences of the first paragraph:

Sirios assumed day-to-day management of a separate portion of the fund's assets on May 20, 2015.

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The section captioned "Investment manager and advisors" on page 7 of the Summary Prospectus is revised by replacing that section in its entirety with the following:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager and one of the fund's investment advisors. In addition to UBS Global AM, Analytic Investors, First Quadrant, Standard Life Investments, AQR and Sirios serve as the fund's other investment advisors.

The section captioned "Portfolio Managers" on page 7 of the Summary Prospectus is revised by inserting the following before the last bullet point of that section:

•  Sirios—John F. Brennan, Jr., co-founder and Managing Director of Sirios, has been a portfolio manager of the fund since May 20, 2015.

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